UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 26, 2010

UNITED COMMUNITY BANCORP
(Exact Name Of Registrant As Specified In Charter)

United States	0-51800	36-4587081
(State Or Other Jurisdiction of Incorporation)	Commission File Number	IRS Employer Identification No.

92 Walnut Street,Lawrenceburg, Indiana 47025
(Address Of Principal Executive Offices)(Zip Code)

(812) 537-4822
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name Or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

On April 26, 2010, United Community Bancorp announced that its subsidiary, United Community Bank, has received approval from the Office of Thrift Supervision (“OTS”) to complete the purchase of three branch offices and certain loans of  Integra Bank National Association, the wholly-owned subsidiary of Integra Bank Corporation.  The acquisition is expected to occur following the close of business on June 4, 2010, at which time the Integra Bank branch offices located in the towns of Osgood, Milan and Versailles, Indiana will become branch offices of United Community Bank.

A copy of the press release announcing the receipt of OTS approval is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits

(d)	Exhibits

Number   Description

   99.1      Press Release dated April 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED COMMUNITY BANCORP

Date: April 27, 2010	By:	/s/ William F. Ritzmann
Name: William F. Ritzmann
Title: President and Chief Executive Officer